--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

Alliance All-Market
Advantage Fund

Semi-Annual Report
March 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 22, 2002

Dear Shareholder:

This report provides the investment results, market activity and outlook for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AMO," for the semi-annual reporting period ended March 31, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Growth Index, as well as the Standard & Poor's (S&P) 500 Stock Index for the six- and 12-month periods ended March 31, 2002.

INVESTMENT RESULTS*
Periods Ended March 31, 2002

               Total Returns
            6 Months  12 Months
-------------------------------
Alliance
All-Market
Advantage
Fund (NAV)     7.45%     -4.34%
-------------------------------
Russell 1000
Growth Index  12.16%     -2.00%
-------------------------------
S&P 500
Stock Index   10.99%      0.24%
-------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of March 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

      Additional investment results appear on pages 6-8.

For the six- and 12-month periods ended March 31, 2002, the main rea-


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

son for the Fund's underperformance versus its benchmark, the Russell 1000 Growth Index, was the underperformance of several of the Fund's largest holdings (Tyco International Ltd., AOL Time Warner, Inc., Pfizer, Inc., Nokia Corp., and AT&T Wireless Services, Inc.). The Fund's relative underweight position in technology, overweight position in financial and strong performance from Kohl's Corp., Johnson & Johnson, United Healthcare Group, Inc., Tenet Healthcare Corp. and MBNA Corp. helped relative performance. However, it was not enough to offset weak stock selection.

The Fund's largest overweight position continues to be in the financial sector. Below market valuations combined with a mid-teens growth rate has made this sector appealing for several years. Consumer finance companies benefited from lower borrowing costs, and therefore margin expansion, as the U.S. Federal Reserve lowered interest rates 475 basis points. The Fund's three main consumer finance holdings (MBNA Corp., Citigroup, Inc. and Household International, Inc.) thus benefited from the Federal Reserve's actions. As the year progressed, consensus grew that the improving economy might curb loan losses and encourage consumers to use credit cards.

Depressed trading and slow merger and acquisition activity was evident for several brokerage companies (Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co.), as many reported weaker earnings. The number of U.S. merger and acquisition deals fell nearly 40 percent from the day Enron filed for Chapter 11 protection. Despite declining profits, cost cutting and layoffs, which continue to characterize these companies, brokerage stocks should benefit from a resurgent economy that improves the merger and acquisition outlook and helps the equity issuance business.

The Fund's largest underweight position was in technology. Technology stocks suffered as corporate America reduced information technology (IT) budgets in the weaker economy. Having spent at abnormally high levels in preparation for Y2K, businesses were holding back on new outlays for technology. Except for the post September 11 rally through calendar year-end, this sector continues to be plagued by high valuations and a lack of corporate spending. While some holdings did well on a six-month window (Nokia Corp., Cisco Systems, Inc., VERITAS Software Corp. and First Data Corp.), most technology holdings suffered during the past 12-month period.

The health care sector benefited from being more of a safety sector during the uneasy earnings environment. Those companies that delivered on earnings outperformed the market. Baxter International and Johnson & Johnson outperformed due to new product approval and improving fundamentals. Health care providers like Tenet Healthcare Corp. and United Healthcare Group, Inc. outperformed as premium growth outstripped increased costs. Several pharmaceutical stocks suffered from generic competition, approval delays from the Food & Drug


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Administration and/or manufacturing problems (Schering-Plough Corp. and Pharmacia Corp.).

Throughout the past 12 months, the consumer continued to spend. Lower interest rates helped consumers lower their monthly mortgages, and therefore improved their discretionary spending. Retail stocks (Kohl's Corp., Home Depot, Inc., Wal-Mart Stores, Inc. and Target Corp.) outperformed as a result of this strong consumer spending. Several of these retail stocks benefited from the closing of Kmart stores. Wireless service stocks (Vodaphone Group Plc., AT&T Wireless Services, Inc. and Sprint Corp. PCS Group) underperformed as pricing pressures, slowing subscriber additions and widening credit spreads dragged the sector down. Media stocks closed the book for 2001 on the worst advertising year in recent memory, where total advertising spending plummeted 9.8%. Weakness was evident in both advertising-driven and subscription-dependent media companies like AOL Time Warner, Inc.

Market Environment and Outlook

We maintain a cautiously optimistic outlook with reference to the U.S. economy, and expect the recovery to be subdued. The recession was largely a business-led recession, and the consumer has remained relatively steady over the course of the last year. Little pent-up demand may leave consumer spending with limited room to accelerate or provide the additional thrust necessary for a continued sharp upturn. We agree that corporate demand will likely edge back upwards as we move through this period, but the timing and degree will ultimately determine the strength and sustainability of the recovery. Although economic data has been promising, the business sector has not reported a significant turn in corporate profitability and companies remain generally cautious regarding capital spending and rehiring activity.

We believe it is likely that the U.S. Federal Reserve will hold its neutral stance near-term, and possibly look for opportunities later in 2002 to raise interest rates. Consequently, expectations for returns for both the benchmark and the Fund will depend on the strength and sustainability of the recovery. However, the Fund's structure allows us the flexibility to adjust the positions and take advantage of whatever case scenario plays out for the economy.

Portfolio Strategy

Relative to the benchmark, the Fund remains overweight in consumer cyclicals such as retail, media and consumer finance stocks. Evidence at the company level continues to suggest that corporate capital spending on technology will lag the corporate profits recovery by a couple of quarters. As the recovery picks up over the course of the year, we expect to gradually increase the portfolio's aggressiveness by purchasing technology while reducing the Fund's overweight positions in steady growth financials, such as Freddie Mac, that are more vulnerable to rising interest rates.

Overall, the Fund remains concentrated in companies that have aggressively restructured and taken market


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

share from their competitors during the downturn. While one can debate how a 'U' shaped recovery versus a 'V' shaped rebound will alter the pace of earnings acceleration, one should not lose sight that the earnings leverage will be significant in either scenario. Furthermore, the Fund's holdings have weathered the bursting of the capital spending bubble, the recession and most recently concerns about earnings quality. Once earnings reaccelerate, these tested names should regain some of the valuation premiums that have been eroded over the last two years and contribute to the portfolio's appreciation.

As we have discussed before, our investment philosophy is predicated on the correct marriage of prospective fundamentals and valuation. Our long-term outlook for the U.S. economy and financial markets remains favorable, and valuations have become more reasonable with price-to-earnings (P/E) multiples at 23x on cyclically depressed earnings for the S&P 500. It is important to understand that the marriage of fundamentals and price is critically dependent on first having a reasonable confidence in our understanding the fundamentals. During the last two quarters, we have become more confident on macroeconomic grounds that "the worst is over". At a stock specific level, market leaders in the retail, media and consumer finance sectors confirm this. In technology, there are signs of stabilization (most fourth quarter earnings reports met guidance and 2002 guidance is flat to slightly up). We anticipate gradually adding to the Fund's technology positions as the fundamental outlook improves toward the second half of 2002 or valuation opportunities present themselves.

We continue to have a net long position between 95% to 105% within a probable range of 80% to 120%, and anticipate staying within this range until we see evidence to the contrary of our "economic recovery" thesis. However, we will remain active in terms of opportunistic trading. At the end of the quarter, the gross long portfolio had a weighted average P/E multiple of 25x for 24% projected 2002 earnings growth versus 23x for 12% earnings growth for the S&P
500. We believe that the best relative investment opportunity is to stay with the Fund's long portfolio positions, which provide strong relative earnings growth (two times the market's growth rate) for a market multiple. Our bottom-up, company-specific research process is especially important in today's environment where disappointing fundamentals are treated harshly by the market.

Quarterly Distribution

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.


--------------------------------------------------------------------------------
4 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During the 12-month period ended March 31, 2002, the Fund paid four distributions totaling $2.223 per share. The Fund's net asset value (NAV) ended the period at $20.13 per share.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Senior Vice President


/s/ Michael J. Reilly

Michael J. Reilly
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Alfred Harrison

[PHOTO]   Michael J. Reilly

Portfolio Managers, Alfred Harrison and Michael J. Reilly, have 52 years of combined investment experience.

--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/94* TO 3/31/02

Alliance All-Market Advantage Fund (NAV): $28,812
S&P 500 Stock Index: $28,608
Russell 1000 Growth Index: $24,889

[The following table was depicted as a mountain chart in the printed material.]

                         Alliance            Russell 1000
                        All-Market             Growth               S & P 500
                      Advantage Fund         Stock Index           Stock Index
-------------------------------------------------------------------------------
  11/30/94               $10,000               $10,000               $10,000
   3/31/95               $10,818               $11,136               $11,135
   3/31/96               $13,929               $14,696               $14,706
   3/31/97               $16,515               $17,265               $17,620
   3/31/98               $28,349               $25,803               $26,072
   3/31/99               $40,540               $33,057               $30,892
   3/31/00               $50,882               $44,337               $36,463
   3/31/01               $30,227               $25,396               $28,538
   3/31/02               $28,812               $24,889               $28,608


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 11/30/94 to 3/31/02) as compared to the performance of appropriate indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance All-Market Advantage Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* Closest month-end after Fund's inception date of 11/4/94.


--------------------------------------------------------------------------------
6 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-MARKET ADVANTAGE FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

[BAR CHART OMITTED]

       Alliance All-Market Advantage Fund (NAV)--Yearly Periods Ended 3/31
--------------------------------------------------------------------------------
                              Alliance All-Market          Russell 1000
                             Advantage Fund (NAV)          Growth Index
--------------------------------------------------------------------------------
      3/31/95*                      4.94%                     7.80%
      3/31/96                      28.76%                    31.99%
      3/31/97                      18.56%                    17.48%
      3/31/98                      71.66%                    49.46%
      3/31/99                      43.00%                    28.11%
      3/31/00                      25.51%                    34.12%
      3/31/01                     -40.84%                   -42.72%
      3/31/02                      -4.34%                    -2.00%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Market Advantage Fund.

* The Fund's return for the period ended 3/31/95 is from the Fund's inception date of 11/4/94 through 3/31/95. The benchmark's return for the period ended 3/31/95 is from 10/31/94 through 3/31/95.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
March 31, 2002 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
11/4/94                 Net Assets ($mil): $72.9

SECTOR BREAKDOWN
o   22.2% Finance
o   21.3% Technology
o   20.7% Health Care
o   20.5% Consumer Services                     [PIE CHART OMITTED]
o    3.7% Multi-Industry Companies
o    2.8% Consumer Staples
o    1.9% Capital Goods

o    6.9% Short-Term

All data as of March 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
March 31, 2002 (unaudited)

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
MBNA Corp.                                $ 4,528,118             6.2%
--------------------------------------------------------------------------------
Kohl's Corp.                                4,254,770             5.8
--------------------------------------------------------------------------------
Microsoft Corp.                             3,256,740             4.5
--------------------------------------------------------------------------------
Home Depot, Inc.                            2,751,326             3.8
--------------------------------------------------------------------------------
Tyco International Ltd.(a)                  2,700,833             3.7
--------------------------------------------------------------------------------
Fannie Mae                                  2,452,316             3.4
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                    2,414,872             3.3
--------------------------------------------------------------------------------
Nokia Corp. (ADR) (Finland)                 2,362,286             3.2
--------------------------------------------------------------------------------
Cardinal Health, Inc.                       2,275,569             3.1
--------------------------------------------------------------------------------
Electronic Data Systems Corp.               2,122,434             2.9
--------------------------------------------------------------------------------
                                         $ 29,119,264            39.9%

(a) Adjusted for market value of call options purchased.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-MARKET ADVANTAGE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2002 (unaudited)

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-84.6%

Technology-21.2%
Communication Equipment-4.9%
Cisco Systems, Inc.(a) .........................        70,000       $ 1,185,100
Nokia Corp. (ADR) (Finland) ....................       113,900         2,362,286
                                                                     -----------
                                                                       3,547,386
                                                                     -----------
Computer Hardware-0.4%
Dell Computer Corp.(a) .........................        12,000           313,320
                                                                     -----------

Computer Services-5.3%
Concord EFS, Inc.(a) ...........................        14,500           482,125
Electronic Data Systems Corp. ..................        36,600         2,122,434
First Data Corp. ...............................        14,000         1,221,500
                                                                     -----------
                                                                       3,826,059
                                                                     -----------
Computer Software-6.5%
Microsoft Corp.(a) .............................        54,000         3,256,740
PeopleSoft, Inc.(a)(b) .........................        16,200           591,786
VERITAS Software Corp.(a)(b) ...................        21,100           924,813
                                                                     -----------
                                                                       4,773,339
                                                                     -----------
Semiconductor Capital Equipment-0.8%
Applied Materials, Inc.(a)(b) ..................        11,300           613,251
                                                                     -----------

Semiconductor Components-3.3%
Intel Corp. ....................................        47,400         1,441,434
Maxim Integrated Products, Inc.(a)(b) ..........        14,400           802,224
Texas Instruments, Inc. ........................         4,700           155,570
                                                                     -----------
                                                                       2,399,228
                                                                     -----------
                                                                      15,472,583
                                                                     -----------
Consumer Services-20.4%
Broadcasting & Cable-5.3%
AOL Time Warner, Inc.(a) .......................        45,000         1,064,250
Clear Channel Communications, Inc.(a) ..........        21,100         1,084,751
Comcast Corp. Special Cl. A(a) .................         9,700           308,460
Viacom, Inc. Cl. B(a) ..........................        28,941         1,399,876
                                                                     -----------
                                                                       3,857,337
                                                                     -----------
Entertainment & Leisure-1.6%
Harley-Davidson, Inc. ..........................        20,800         1,146,704
                                                                     -----------

Retail - General Merchandise-13.5%
Home Depot, Inc. ...............................        56,600         2,751,326
Kohl's Corp.(a)(b) .............................        59,800         4,254,770
Target Corp. ...................................        34,200         1,474,704
Wal-Mart Stores, Inc. ..........................        22,400         1,372,896
                                                                     -----------
                                                                       9,853,696
                                                                     -----------
                                                                      14,857,737
                                                                     -----------


--------------------------------------------------------------------------------
10 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
Finance-19.2%
Brokerage & Money Management-3.9%
Goldman Sachs Group, Inc. ..........................       7,600     $   685,900
Merrill Lynch & Co., Inc. ..........................      24,900       1,378,962
Morgan Stanley Dean Witter & Co.(b) ................      13,400         767,954
                                                                     -----------
                                                                       2,832,816
                                                                     -----------
Insurance-2.1%
American International Group, Inc. .................      17,600       1,269,664
Travelers Property Casualty Corp., Class A(a) ......      13,900         278,000
                                                                     -----------
                                                                       1,547,664
                                                                     -----------
Mortgage Banking-4.5%
Fannie Mae .........................................      30,700       2,452,316
Freddie Mac ........................................      12,600         798,462
                                                                     -----------
                                                                       3,250,778
                                                                     -----------
Miscellaneous-8.7%
Household International, Inc. ......................      32,200       1,828,960
MBNA Corp. .........................................     117,400       4,528,118
                                                                     -----------
                                                                       6,357,078
                                                                     -----------
                                                                      13,988,336
                                                                     -----------
Healthcare-17.6%
Biotechnology-1.4%
Amgen, Inc.(a) .....................................      16,900       1,008,592
                                                                     -----------

Drugs-0.7%
Wyeth ..............................................       7,600         498,940
                                                                     -----------

Medical Products-5.7%
Baxter International, Inc. .........................      31,900       1,898,688
Johnson & Johnson ..................................      22,300       1,448,385
Medtronic, Inc. ....................................      18,300         827,343
                                                                     -----------
                                                                       4,174,416
                                                                     -----------
Medical Services-9.8%
Cardinal Health, Inc. ..............................      32,100       2,275,569
Tenet Healthcare Corp.(a) ..........................      30,200       2,024,004
UnitedHealth Group, Inc. ...........................      31,600       2,414,872
WellPoint Health Networks, Inc.(a) .................       6,600         420,222
                                                                     -----------
                                                                       7,134,667
                                                                     -----------
                                                                      12,816,615
                                                                     -----------
Multi-Industry-3.6%
Tyco International Ltd. ............................      82,402       2,663,233
                                                                     -----------
Consumer Staples-2.6%
Beverages-0.8%
Anheuser-Busch Cos., Inc. ..........................      10,800         563,760
                                                                     -----------


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Contracts(c),
                                                   Shares or
                                                   Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
Retail - Food & Drug-1.8%
Walgreen Co. ..............................            33,100       $ 1,297,189
                                                                    -----------
                                                                      1,860,949
                                                                    -----------
Total Common Stocks
   (cost $49,499,106) .....................                          61,659,453
                                                                    -----------
Call Options Purchased-8.1%(a)
Citigroup, Inc.
   expiring Jan '03 @ $25 .................               842         2,088,160
Colgate-Palmolive Co.
   expiring Jan '03 @ $30 .................                65           177,775
General Electric Co.
   expiring Jan '03 @ $20 .................               786         1,383,360
Johnson & Johnson
   expiring Jan '03 @ $30 .................               128           449,280
Pfizer, Inc.
   expiring Jan '03 @ $25 .................             1,055         1,587,775
Tyco International Ltd.
   expiring Apr '02 @ $30 .................               115            35,650
   expiring Apr '02 @ $40 .................               130             1,950
Wyeth
   expiring Jan '03 @ $40 .................                65           169,000
                                                                    -----------

Total Call Options Purchased
   (cost $5,788,937) ......................                           5,892,950
                                                                    -----------

SHORT TERM INVESTMENT-6.8%
Commercial Paper-6.8%
American Express
   1.50%, 4/01/02
   (amortized cost $4,984,000) ............      $      4,984         4,984,000
                                                                    -----------

Total Investments-99.5%
   (cost $60,272,043) .....................                          72,536,403
                                                                    -----------

Call Options Written-(0.2%)(a)
Applied Materials, Inc.
   expiring Apr '02 @ $50 .................               113           (57,630)
Maxim Integrated Products, Inc.
   expiring Apr '02 @ $50 .................                80           (21,600)
Morgan Stanley Dean Witter & Co.
   expiring Apr '02 @ $55 .................                55           (16,500)
PeopleSoft, Inc.
   expiring Apr '02 @ $37.5 ...............                95           (14,250)
VERITAS Software Corp.
   expiring Apr '02 @ $40 .................               120           (58,800)
                                                                    -----------

Total Call Options Written
   (premiums received $161,102) ...........                            (168,780)
                                                                    -----------


--------------------------------------------------------------------------------
12 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Securities Sold Short-(0.7%)
Lucent Technologies, Inc.(a) ..................            6,600   $    (31,218)
PMC-Sierra, Inc.(a) ...........................           13,300       (216,524)
Research In Motion Ltd.(a) ....................            8,600       (238,822)
                                                                   ------------
Total Securities Sold Short
   (proceeds $472,344) ........................                        (486,564)
                                                                   ------------
Total Investments, Net of Outstanding
   Call Options Written and Securities
   Sold Short-98.6%
   (cost $59,638,596) .........................                      71,881,059
Other assets less liabilities-1.4% ............                       1,013,277
                                                                   ------------
Net Assets-100% ...............................                    $ 72,894,336
           ===                                                     ============

(a)   Non-income producing security.

(b) Securities, or a portion thereof, have been segregated to collateralize call options written and open short sales. These collaterals have a total market value of approximately $4,984,232.

(c)   One contract relates to 100 shares unless otherwise indicated.

      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $60,272,043) .......     $ 72,536,403
Cash .........................................................               68
Receivable for investment securities sold ....................        8,270,226
Dividends receivable .........................................           55,114
                                                                   ------------
Total assets .................................................       80,861,811
                                                                   ------------
Liabilities
Securities sold short, at value (proceeds $472,344) ..........          486,564
Outstanding options written
   (premiums received $161,102) ..............................          168,780
Payable for investment securities purchased ..................        5,080,106
Dividend payable .............................................        1,981,223
Advisory fee payable .........................................           61,163
Administration payable .......................................           34,708
Accrued expenses and other liabilities .......................          154,931
                                                                   ------------
Total liabilities ............................................        7,967,475
                                                                   ------------
Net Assets ...................................................     $ 72,894,336
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     36,220
Additional paid-in capital ...................................       83,378,857
Distributions in excess of net investment income .............         (492,001)
Accumulated net realized loss on investments,
   short sales, futures and written option transactions ......      (22,271,202)
Net unrealized appreciation of investments, short sales
   and call options written ..................................       12,242,462
                                                                   ------------
                                                                   $ 72,894,336
                                                                   ============
Net Asset Value Per Share
   (based on 3,621,980 shares outstanding) ...................           $20.13
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $4,440) ..........................   $    195,839
Interest ........................................         55,946    $   251,785
                                                    ------------
Expenses
Advisory fee ....................................        491,388
Administrative ..................................         69,655
Custodian .......................................         50,810
Audit and legal .................................         47,235
Shareholder servicing ...........................         38,381
Directors' fees and expenses ....................         15,684
Registration ....................................         11,772
Printing ........................................         11,522
Transfer agency .................................          3,046
Miscellaneous ...................................          4,293
                                                    ------------
Total expenses ..................................                       743,786
                                                                    -----------
Net investment loss .............................                      (492,001)
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments, Short Sales, Futures and
Written Option Transactions
Net realized gain on written option
   transactions .................................                        23,651
Net realized loss on future transactions ........                      (116,874)
Net realized loss on short sale transactions ....                      (154,627)
Net realized loss on long transactions ..........                    (4,202,428)
Net change in unrealized
   appreciation/depreciation of
   investments, short sales and
   options written ..............................                    10,308,600
Net gain on investment transactions .............                     5,858,322
                                                                    -----------
Net Increase in Net Assets from
   Operations ...................................                   $ 5,366,321
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                   March 31,       Year Ended
                                                     2002         September 30,
                                                  (unaudited)         2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $    (492,001)   $  (1,508,748)
Net realized loss on investments,
   short sales, written options and futures ..      (4,450,278)      (6,118,091)
Net change in unrealized
   appreciation/depreciation
   of investments, short sales,
   futures and options written ...............      10,308,600      (49,117,184)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       5,366,321      (56,744,023)
Distributions to Shareholders from:
Net realized gain on investments .............      (3,763,237)     (12,624,243)
Distributions in excess of net realized gain
   on investments ............................              -0-      (7,502,854)
Tax return of capital ........................              -0-      (5,392,506)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of common stock ..................         111,056        1,328,770
                                                 -------------    -------------
Total increase (decrease) ....................       1,714,140      (80,934,856)
Net Assets
Beginning of period ..........................      71,180,196      152,115,052
                                                 -------------    -------------
End of period ................................   $  72,894,336    $  71,180,196
                                                 =============    =============

See notes to financial statements.

--------------------------------------------------------------------------------
16 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus .55% based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index. Prior to August 1, 2001, the monthly Basic Fee was determined at an annualized rate of 1.50% of the Fund's average weekly net assets and an adjustment to the Basic Fee of plus or minus .30%. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month. During the six months ended March 31, 2002, the fee as adjusted, amounted to 1.30% of the Fund's average net assets.

The Fund paid the Administrator $69,655 for the six months ended March 31, 2002 pursuant to the Administration Agreement. Prior to August 1, 2001, the Administrator was paid a monthly fee at an annual rate of .25 of 1% of the Fund's weekly average net assets. Commencing August 1, 2001 the monthly administration fee has been eliminated and the Administrator is now reimbursed at cost for the provision of administrative services under the Administration Agreement.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $830 during the six months ended March 31, 2002.

Under the terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2002 amounted to $162,837, of which $3,220 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Advisor.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $61,381,925 and $63,174,588, respectively, for the six months ended March 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2002.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At March 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $12,986,332 and gross unrealized depreciation of investments was $721,972 resulting in net unrealized depreciation of $12,264,360 (excluding short sales and options written).

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $9,175,018 during the fiscal year 2001. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At March 31, 2002, the Fund did not have any outstanding futures contracts.

2. Options Transactions

The Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions,


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost-basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.

Transactions in options written for the six months ended March 31, 2002 were as follows:

                                                    Number
                                                 of Contracts        Premiums
                                                 ============      ============
Options outstanding at beginning
   of year .................................               -0-             $ -0-
Options written ............................            1,046           379,295
Options terminated in closing purchase
   transactions ............................             (533)         (198,343)
Options expired ............................              (50)          (19,850)
                                                 ------------      ------------
Options outstanding at
   March 31, 2002 ..........................              463      $    161,102
                                                 ------------      ------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized. During the six months ended March 31, 2002, there were 5,435 shares issued in connection with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                 Six Months
                                   Ended
                                  March 31,                             Year Ended September 30,
                                    2002         -----------------------------------------------------------------------
                                 (unaudited)       2001           2000            1999            1998            1997
                                 ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $  19.68        $  42.58       $  42.13        $  32.52        $  33.72        $  22.19
                                 ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..........       (.14)(a)        (.42)(a)       (.90)           (.84)(a)        (.77)           (.58)
Net realized and unrealized
  gain (loss) on investment
  transactions ...............       1.63          (15.36)          8.79           17.26            4.73           14.40
                                 ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................       1.49          (15.78)          7.89           16.42            3.96           13.82
                                 ---------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............      (1.04)          (3.52)         (7.44)          (4.26)          (5.16)          (2.29)
Tax return of capital ........         -0-          (1.51)            -0-             -0-             -0-             -0-
Distribution in excess of
  net realized gain ..........         -0-          (2.09)            -0-             -0-             -0-             -0-
                                 ---------------------------------------------------------------------------------------
Total distributions ..........      (1.04)          (7.12)         (7.44)          (4.26)          (5.16)          (2.29)
                                 ---------------------------------------------------------------------------------------
Capital Share Transactions
Dilutive effect of rights
  offering ...................         -0-             -0-            -0-          (2.41)             -0-             -0-
Offering costs charged to
  additional paid-in capital .         -0-             -0-            -0-           (.14)             -0-             -0-
                                 ---------------------------------------------------------------------------------------
Total capital share
  transactions ...............         -0-             -0-            -0-          (2.55)             -0-             -0-
                                 ---------------------------------------------------------------------------------------
Net asset value, end of period   $  20.13        $  19.68       $ 42.58         $ 42.13         $ 32.52         $ 33.72
                                 ---------------------------------------------------------------------------------------
Market value, end of period ..   $  20.55        $  19.90       $ 41.063        $ 38.688        $ 36.875        $ 31.188
                                 =======================================================================================
Total Return
Total investment return
  based on:(b)
Market value .................       8.42%         (38.96)%        26.32%          15.45%          37.40%          79.27%
Net asset value ..............       7.45%         (41.76)%        20.17%          42.20%          12.49%          65.66%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $ 72,894        $ 71,180       $152,115        $150,519        $ 81,552        $ 84,477
Ratio of expenses to average
  net assets .................       2.05%(c)        2.45%          2.24%           2.39%           2.57%           2.48%
Ratio of expenses to average
  net assets excluding
  interest expense ...........       2.08%(c)        2.45%          2.23%(d)        2.39%(d)        2.52%(d)        2.43%(d)
Ratio of net investment loss
  to average net assets ......      (1.35)%(c)      (1.47)%        (1.91)%         (1.97)%         (2.18)%         (2.07)%
Portfolio turnover rate ......         88%            311%           157%            110%             96%            105%

See footnote summary on page 22.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Net of interest expense on short sales as follows:(see Note C)

                                 Year Ended September 30,
                              -----------------------------
                               2000    1999    1998    1997
                              -----------------------------
                              .004%   .003%    .05%    .05%


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

The Annual Meeting of Stockholders (the "Meeting") of Alliance All-Market Advantage Fund, Inc. (the "Fund") was held on March 20, 2002 and adjourned until April 11, 2002 and again until April 25, 2002. Two proposals were presented to the stockholders. Proposal one was approved at the March 20, 2002 session of the Meeting, and proposal two was approved at the April 25, 2002 session of the Meeting. A description of each proposal and the number of shares voted at the March 20, 2002 and April 25, 2002 sessions of the Meeting are as follows:

                                                                 Abstain/
                                                                 Authority
                                                    Voted For    Withheld
==========================================================================

1. To elect Class Three
   directors: (term expires
   in 2005)         John H. Dobkin                  3,321,018     166,429
                    William H. Folk, Jr.            3,320,759     166,688
                    James M. Hester                 3,319,118     168,329

                                                      Voted
                                       Voted For     Against      Abstain
==========================================================================

2. To approve an amendment to the
   Fund's charter to authorize the
   Board of Directors to amend the
   charter from time to time to
   increase or decrease the number
   of authorized shares of stock of
   the Fund:                           2,159,476     204,677      124,710


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceeds its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Senior Vice President
Thomas J. Bardong, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-MARKET ADVANTAGE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


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28 o ALLIANCE ALL-MARKET ADVANTAGE FUND

NOTES


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                                         ALLIANCE ALL-MARKET ADVANTAGE FUND o 29

Alliance All-Market Advantage Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AMASR0302